UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 5, 2023

Howard Hughes Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41779 (Commission File Number)	93-1869991 (IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class:	Trading Symbol(s)	registered
Common stock $0.01 par value per share	HHH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Howard Hughes Holdings Inc. (the “Company”) today announced Anton Nikodemus will serve as the Chief Executive Officer of the Company’s newly formed Seaport Entertainment division, which comprises the Company’s entertainment-related assets in New York and Las Vegas.

The Company and Mr. Nikodemus have entered into an employment agreement (the “Employment Agreement”) with a five-year term subject to annual one-year renewals absent notice from either party, in any event unless earlier terminated in accordance with its provisions. It is contemplated that, at such time as the Seaport Entertainment division shall operate as a publicly listed company on a nationally recognized exchange (“Seaport”), Mr. Nikodemus will be the Chief Executive Officer of such listed company and such company shall assume the rights and obligations of the Company (and be deemed the Company) under the Employment Agreement if it then remains in effect. Mr. Nikodemus will report to the Board of Directors of the Company or Seaport, as the case may be, and be appointed to the Board of Directors of Seaport within 30 days following its public listing.

The Employment Agreement provides for:

•	an annual base salary of $1,250,000,

•	an annual cash bonus with a target value of 100% of base salary (and generally ranging from 50% to 150% of base salary depending on performance),

•	a cash bonus of $1 million in February 2024,

•	an initial long-term incentive award of restricted stock with an aggregate targeted grant value of $2.4 million generally vesting over three years, and

•	a relocation allowance of $200,000 and reimbursement for temporary housing for up to 12 months.

The Employment Agreement also provides for a long-term incentive award upon Seaport becoming publicly listed with an initial value of $10 million generally vesting on a cliff basis after five years, one-third in the form of restricted stock, one-third in the form of stock options granted at fair market value and one-third in the form of stock options granted at 150% of fair market value, in all cases subject to approval by the Seaport Board of Directors.

If Mr. Nikodemus’ employment is terminated by the Company without “cause” or he terminates his employment for “good reason” (as those terms are defined in the Employment Agreement), the Employment Agreement provides that the Company shall provide him, among other things and subject to his providing a release of claims:

•	a pro-rata target annual bonus,

•	a lump sum cash payment equal to the sum of his base salary and target bonus (two times such sum if the termination occurs within 12 months following a change in control of the Company), and

•	full vesting of time-based equity incentive awards and vesting of performance-based awards based on actual performance but without regard to any service requirement (or, if the termination occurs within 12 months following a change in control of the Company, vesting at the greater of target or performance to date).

The Employment Agreement also prohibits Mr. Nikodemus from competing with the Company or soliciting its employees for 12 months following his termination of employment.

The foregoing summary of the Employment Agreement is qualified in its entirety by the full text of the Employment Agreement, which is attached as Exhibit 10.1 and incorporated by reference herein.

Mr. Nikodemus, age 59, has served in various positions with MGM Resorts International since 2005, most recently since May 2022 as President & COO of City Center. Mr. Nikodemus earned a B.S. in Business Management and Marketing from Arizona State University, and he completed the Advanced Finance Program at the Wharton School of the University of Pennsylvania.

Other than as described above, there are no arrangements or understandings between Mr. Nikodemus and any other person pursuant to which Mr. Nikodemus was designated as the Chief Executive Officer of the Seaport Entertainment division. Additionally, Mr. Nikodemus is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K, and he does not have any family relationships that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Item 8.01	Other Events.

On October 5, 2023, the Company issued a press release announcing the hiring of Mr. Nikodemus and of its plans for the future of its newly formed Seaport Entertainment division. The Company intends to complete a spinoff of that division’s business as a publicly traded company by the end of 2024, but there can be no assurance regarding the ultimate timing of the spinoff or that the spinoff will ultimately occur.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for the operations of the Company and its consolidated subsidiaries, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in HHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in HHC’s Quarterly Reports on Form 10-Q filed with the Commission for a discussion of risk factors that affect our business. Any forward-looking statement made in this Current Report speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement between Howard Hughes Holdings Inc. and Anton Nikodemus dated September 29, 2023
99.1	Press Release issued by Howard Hughes Holdings Inc. on October 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD HUGHES HOLDINGS INC.

Date: October 5, 2023	By:	/s/ David O'Reilly
	Name:	David O’Reilly
	Title:	Chief Executive Officer

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